UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (date of earliest event reported) – March 22, 2013 (March 18, 2013)

COOPER-STANDARD HOLDINGS INC.

(Exact name of registrant as specified in its charter)

Delaware	000-54305	20-1945088
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

39550 Orchard Hill Place Drive, Novi, Michigan	48375
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code (248) 596-5900

Check the appropriate box below in the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Item 1.01 Entry into a Material Definitive Agreement

On March 19, 2013, Cooper-Standard Holdings Inc. (the “Company”) entered into a purchase agreement (the “Purchase Agreement”) by and among the Company and Deutsche Bank Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities LLC and UBS Securities LLC (the “Initial Purchasers”), providing for the issuance and sale of $175.0 million in aggregate principal amount of the Company’s senior PIK toggle notes due 2018 (the “Notes”) in an offering to qualified institutional buyers in accordance with Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”) and to non-U.S. persons in transactions outside the United States in reliance on Regulation S under the Securities Act. The Notes will be sold at an initial offering price of 99.5% of their principal amount, and the offering is expected to close, subject to customary closing conditions, on April 3, 2013.

The Purchase Agreement contains customary representations, warranties, conditions to closing, indemnification rights and obligations of the parties and termination provisions.

On March 18, 2013, the Company entered into the Amendment No. 3 to Loan and Security Agreement (the “Amendment No. 3 to Loan and Security Agreement”), by and among the Company, Cooper-Standard Automotive Inc., certain other subsidiaries of the Company, various financial institutions, and Bank of America, N.A., as agent under that certain Loan and Security Agreement dated as of May 27, 2010 (as previously amended, the “Existing Loan Agreement”), which Amendment No. 3 to Loan and Security Agreement modified the Existing Loan Agreement to permit the issuance of the Notes, the tender offer (referenced below) and other related transactions, including the payment of fees and expenses, and implemented other necessary conforming and administrative changes to the Existing Loan Agreement in connection with the transactions.

The foregoing description of the Purchase Agreement and Amendment No. 3 to Loan and Security Agreement are qualified in their entirety by reference to the Purchase Agreement and Amendment No. 3 to Loan and Security Agreement, a copy of which are attached hereto as Exhibit 10.1 and 10.2, respectively, and are incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

On March 19, 2013, the Company issued a press release announcing its intention to commence a cash tender offer to purchase up to 4,651,162 shares of its common stock at price of $43.00 per share. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

On March 19, 2013, the Company issued a press release announcing the private offering of $175.0 million aggregate principal amount of senior PIK toggle notes due 2018. The press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

The information set forth under Item 7.01 of this Current Report on Form 8-K and Exhibit 99.1 and 99.2 hereto are furnished pursuant to Item 7.01. Such information, including Exhibit 99.1 and Exhibit 99.2 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits.

The following exhibits are furnished pursuant to Item 9.01 of Form 8-K:

10.1	Purchase Agreement, dated March 19, 2013, by and among Cooper-Standard Holdings Inc. and Deutsche Bank Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities LLC and UBS Securities LLC.

10.2	Amendment No. 3 to Loan and Security Agreement, dated March 18, 2013, by and among Cooper-Standard Holdings Inc., Cooper-Standard Automotive Inc., Cooper-Standard Automotive Canada Limited and Bank of America, N.A., individually and as agent.

99.1	Press release dated March 19, 2013.

99.2	Press release dated March 19, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Cooper-Standard Holdings Inc.

/s/ Timothy W. Hefferon
Name:	Timothy W. Hefferon
Title:	Vice President, General Counsel and Secretary

Date: March 22, 2013

EXHIBIT INDEX

Exhibit Number	Exhibit Description

10.1	Purchase Agreement, dated March 19, 2013, by and among Cooper-Standard Holdings Inc. and Deutsche Bank Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities LLC and UBS Securities LLC.

10.2	Amendment No. 3 to Loan and Security Agreement, dated March 18, 2013, by and among Cooper-Standard Holdings Inc., Cooper-Standard Automotive Inc., Cooper-Standard Automotive Canada Limited and Bank of America, N.A., individually and as agent.

99.1	Press release dated March 19, 2013.

99.2	Press release dated March 19, 2013.